UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

October 13, 2017

(Date of Report)

August 28, 2017

(Date of Earliest Reported Event)

AMERICATOWNE Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55206	46-5488722
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4700 Homewood Court, Suite 100, Raleigh, North Carolina 27609
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713

 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

International Trade Center Service Provider Agreements

AmericaTowne, Inc., a Delaware corporation (the “Company”) has entered into a series of International Trade Center Service Provider Agreements (the “Trade Center Agreements”, or singularly, the “Trade Center Agreement”). As disclosed in prior filings, the general purpose behind the Trade Center Agreements is for the specific “Service Provider,” defined under the Trade Center Agreement, to support the operations of the Company’s programs in a specific geographical area. As a Service Provider, the party represents to the Company that the individual or his related entity has distinct experience working with individuals and businesses who may be candidates for the Company’s operations and business, including but not limited to, experience assisting businesses and entrepreneurs who may be candidates for occupancy and participation in an AmericaTowne community, or facilitating the acquisition of goods and performing services to the Company, securing funding (credit lines, loans and loan guarantees), insurance, supplier and export contracts and other related services that could assist candidates in conducting business with the Company. These services are referred to in similar and previously disclosed agreements as “Support Services.”

In consideration for the Service Provider entering into the Trade Center Agreement, the parties agree to form a joint venture limited liability company (or similarly structured entity upon consent of the parties) in which the Service Provider would be issued a specific percentage of equity and would deploy its resources in furtherance of an AmericaTowne community in a given geographical area. Each party has agreed to a mutual compensation schedule, which is incorporated into the Trade Center Agreements resulting in a fully integrated and materially definitive agreement. The reader is directed to the exhibits for the full copy of the Trade Center Agreements executed by the Company. To date, the following joint venture international trade center entities have been incorporated or organized in furtherance of the Trade Center Agreements: (a) AmericaTowne Mombasa, Inc., a Kenyan corporation, (b) AmericaTowne Ghana Limited, a Ghanaian corporation, and (c) AmericaTowne CI SARL, LLC, an Ivory Coast limited liability company.

International Trade Center Service Agreement – Uzo Odunukwe (Nigeria)

On August 28, 2017, the Company entered into a Trade Center Agreement with Uzo Odunukwe (“Odunukwe”) for operations in Nigeria (the “Odunukwe Agreement”). Prior to execution, Odunukwe was not an affiliate or beneficial shareholder of the Company, or vendor or creditor to the Company. Unless terminated early pursuant to Section 1 of the Odunukwe Agreement, the Odunukwe Agreement terminates on December 31, 2021. The Company retains the option to extend the Odunukwe Agreement to December 7, 2025 provided written notice is given prior to October 31, 2021.

For the services provided by Odunukwe, the Company retains the option to pay a fee equal to 1% to 13% of the gross value of all funds, insurance, loans and or guarantees charged and collected from those businesses and individuals participating or contracting with the Company’s export program. The Company has granted Odunukwe a stock award of 25,000 shares of the Company’s restricted stock to be issued by or before August 28, 2018. Starting March 31, 2018, provided Odunukwe has met the agreed upon production schedule, the Company will pay Odunukwe a monthly stipend solely at the discretion of the Company. The Company has also issued a stock option to Odunukwe to purchase 25,000 shares of common stock in the Company at $1.50 per share for each year the Odunukwe Agreement is in effect for up to five years to be exercised by or before December 31st of the given year.

Odunukwe has agreed to pay the Company a nonrefundable service fee of $55,000 (the “Odunukwe Service Fee”). The Odunukwe Service Fee is paid for deliverables including the formation and registration of the joint venture entity, and the delivery of marketing materials to be used by Odunukwe. The Odunukwe Service Fee is to be paid as follows: $1,500 upon execution of the Odunukwe Agreement, and monthly payments of $500 a month for sixty months with the first monthly payment due on November 15, 2017.

International Trade Center Service Agreement –Joy Omooba (Nigeria)

On September 22, 2017, the Company entered into a Trade Center Agreement with Joy Omooba (“Omooba”) for operations in Nigeria (the “Omooba Agreement”). Prior to execution, Omooba was not an affiliate or beneficial shareholder of the Company, or vendors or creditors to the Company. Unless terminated early pursuant to Section 1 of the Omooba Agreement, the Omooba Agreement terminates on December 31, 2021. The Company retains the option to extend the Omooba Agreement to December 7, 2025 provided written notice is given prior to October 31, 2021.

For the services provided by Omooba, the Company retains the option to pay a fee equal to 1% to 13% of the gross value of all funds, insurance, loans and or guarantees charged and collected from those businesses and individuals participating or contracting with the Company’s export program. The Company has granted Omooba a stock award of 25,000 shares of the Company’s restricted stock to be issued by or before September 22, 2018. Starting March 31, 2018, provided Omooba has met the agreed upon production schedule, the Company will pay Omooba a monthly stipend solely at the discretion of the Company. The Company has also issued a stock option to Omooba to purchase 25,000 shares of common stock in the Company at $1.50 per share for each year the Omooba Agreement is in effect for up to five years to be exercised by or before December 31st of the given year.

Omooba has agreed to pay the Company a nonrefundable service fee of $55,000 (the “Omooba Service Fee”). The Service Fee is paid for deliverables including the formation and registration of the joint venture entity, and the delivery of marketing materials to be used by Omooba. The Omooba Service Fee is to be paid as follows: $2,000 upon execution of the Omooba Agreement, and monthly payments of $500 a month for sixty-two months with the first monthly payment due on November 30, 2017.

International Trade Center Service Agreement – Albert George Miruka (Kenya)

On September 23, 2017, the Company entered into a Trade Center Agreement with Albert George Miruka (“Miruka”) for operations in Kenya (the “Miruka Agreement”). Prior to execution, Miruka was not an affiliate or beneficial shareholder of the Company, or vendor or creditor to the Company. Unless terminated early pursuant to Section 1 of the Miruka Agreement, the Miruka Agreement terminates on December 31, 2021. The Company retains the option to extend the Miruka Agreement to December 7, 2025 provided written notice is given prior to October 31, 2021.

For the services provided by Miruka, the Company retains the option to pay a fee equal to 1% to 13% of the gross value of all funds, insurance, loans and or guarantees charged and collected from those businesses and individuals participating or contracting with the Company’s export program. The Company has granted Miruka a stock award of 25,000 shares of the Company’s restricted stock to be issued by or before September 23, 2018. Starting March 31, 2018, provided Miruka has met the agreed upon production schedule, the Company will pay Miruka a monthly stipend solely at the discretion of the Company. The Company has also issued a stock option to Miruka to purchase 25,000 shares of common stock in the Company at $1.50 per share for each year the Miruka Agreement is in effect for up to five years to be exercised by or before December 31st of the given year.

Miruka has agreed to pay the Company a nonrefundable service fee of $55,000 (the “Miruka Service Fee”). The Miruka Service Fee is paid for deliverables including the formation and registration of the joint venture entity, and the delivery of marketing materials to be used by Miruka. The Miruka Service Fee is to be paid as follows: $2,000 upon execution of the Miruka Agreement and monthly payments of $500 a month for sixty-two months with the first monthly payment due on November 30, 2017.

International Trade Center Service Agreement – Theresa Macon (Sierra Leone)

On September 22, 2017, the Company entered into a Trade Center Agreement with Theresa Macon (“Macon”) for operations in Sierra Leone (the “Macon Agreement”). Prior to execution, Macon was not an affiliate or beneficial shareholder of the Company, or vendor or creditor to the Company. Unless terminated early pursuant to Section 1 of the Macon Agreement, the Macon Agreement terminates on December 31, 2021. The Company retains the option to extend the Macon Agreement to December 7, 2025 provided written notice is given prior to October 31, 2021.

For the services provided by Macon, the Company retains the option to pay a fee equal to 1% to 13% of the gross value of all funds, insurance, loans and or guarantees charged and collected from those businesses and individuals participating or contracting with the Company’s export program. The Company has granted Macon a stock award of 25,000 shares of the Company’s restricted stock to be issued by or before September 22, 2018. Starting March 31, 2018, provided Macon has met the agreed upon production schedule, the Company will pay Macon a monthly stipend solely at the discretion of the Company. The Company has also issued a stock option to Macon to purchase 25,000 shares of common stock in the Company at $1.50 per share for each year the Macon Agreement is in effect for up to five years to be exercised by or before December 31st of the given year.

Macon has agreed to pay the Company a nonrefundable service fee of $55,000 (the “Macon Service Fee”). The Macon Service Fee is paid for deliverables including the formation and registration of the joint venture entity, and the delivery of marketing materials to be used by Macon. The Macon Service Fee is to be paid as follows: $2,000 upon execution of the Macon Agreement and monthly payments of $500 a month for sixty-two months with the first monthly payment due on November 30, 2017.

United States Trade Center Service Agreements

Similar to the Trade Center Agreements servicing foreign jurisdictions, the Company utilizes Trade Center Agreements for operations in the United States (“US Trade Service Agreements”). The US Trade Service Agreements provide for the same, or similar, “Support Services” as the Trade Center Agreement in foreign jurisdictions, but the joint venture’s hub of operations is in the United States. To date, AmericaTowne Durham, Inc., a North Carolina corporation and AmericaTowne Holdings Georgia, Inc., a Georgia corporation, are the current joint venture US trade center entities incorporated in furtherance of the US Trade Service Agreements.

US Trade Service Agreement – Ms. Ping Wang (Lawrence, Georgia)

On September 22, 2017, the Company entered into a US Trade Center Agreement with Ms. Ping Wang (“Wang”) for operations of a trade center in Lawrence, Georgia (the “Wang Agreement”). Prior to execution, Wang was not an affiliate or beneficial shareholder of the Company, or vendor or creditor to the Company. Unless terminated early pursuant to Section 1 of the Wang Agreement, the Wang Agreement terminates on December 31, 2021. The Company retains the option to extend the Wang Agreement to December 7, 2025 provided written notice is given prior to October 31, 2021.

For the services provided by Wang, the Company retains the option to pay a fee equal to 1% to 13% of the gross value of all funds, insurance, loans and or guarantees charged and collected from those businesses and individuals participating or contracting with the Company’s export program. The Company has granted Wang a stock award of 25,000 shares of the Company’s restricted stock to be issued by or before September 22, 2018. Starting March 31, 2017, provided Wang has met the agreed upon production schedule, the Company will pay Wang a monthly stipend solely at the discretion of the Comapny. The Company has also issued a stock option to Wang to purchase 25,000 shares of common stock in the Company at $1.50 per share for each year the Wang Agreement is in effect for up to five years to be exercised by or before December 31st of the given year.

Wang has agreed to pay the Company a nonrefundable service fee of $55,000 (the “Wang Service Fee”). The Wang Service Fee is paid for deliverables including the formation and registration of the joint venture entity, and the delivery of marketing materials to be used by Wang. The Wang Service Fee is to be paid as follows: $3,000 upon execution of the Wang Agreement and monthly payments of $500 a month for sixty-seven months with the first monthly payment due on November 30, 2017.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Trade Center Service Provider Agreement dated August 28, 2017 (Uzo Odunukwe)
10.2	Trade Center Service Provider Agreement dated September 22, 2017 (Ms. Ping Wang)
10.3	Trade Center Service Provider Agreement dated September 22, 2017 (Joy Omooba)
10.4	Trade Center Service Provider Agreement dated September 22, 2017 (Theresa Macon)
10.5	Trade Center Service Provider Agreement dated September 23, 2017 (Albert George Miruka)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICATOWNE, INC. By: /s/ Alton Perkins Alton Perkins Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Secretary Dated: October 13, 2017

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